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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2001



                                  ARQULE, INC.
                 (Exact Name of Issuer as Specified in Charter)


         Delaware                     000-21429                 04-3221586
      --------------                ------------             ----------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
                                  of incorporation)         Identification No.)


                               19 Presidential Way
                                   Woburn, MA
                               -------------------
                    (Address of principal executive offices)

                                      01801
                                      -----
                                   (Zip code)

                                 (781) 994-0300
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On December 20, 2001, ArQule, Inc. entered into a significant expansion and extension of its strategic alliance with Pfizer, Inc, originally established in 1999. A press release describing the terms of the extension is included as an exhibit to this report and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1   Text of Press Release, dated December 21, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARQULE, INC.
                                       (Registrant)



                                          /s/ Stephen A. Hill
                                       -----------------------------------
                                       Stephen A. Hill
                                       President and Chief Executive Officer

Date:  December 21, 2001